Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned agrees that (i) the statement on Schedule 13G relating to the Common Stock of Entellus Medical, Inc., has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G/A will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13G/A as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: February 12, 2016.

ESSEX WOODLANDS HEALTH VENTURES VIII, LLC		INDIVIDUALS:

By:	/s/ Martin P. Sutter	/s/ Martin P. Sutter
	Name: Martin P. Sutter	Name:	Martin P. Sutter
Title: Managing Director

ESSEX WOODLANDS HEALTH VENTURES VIII, L.P.		/s/ Jeff Himawan
		Name:	Jeff Himawan

By:	Essex Woodlands Health Ventures VIII, LLC,
Its General Partner

By:	/s/ Martin P. Sutter	/s/ Ronald W. Eastman
	Name: Martin P. Sutter	Name:	Ronald W. Eastman
Title: Managing Director

ESSEX WOODLANDS HEALTH VENTURES		/s/ Guido J. Neels
	FUND VIII, L.P.	Name:	Guido Neels

By:	Essex Woodlands Health Ventures VIII, L.P.,
Its General Partner

By:	Essex Woodlands Health Ventures VIII, LLC,	/s/ Petri Vainio
	Its General Partner	Name:	Petri Vainio

By:	/s/ Martin P. Sutter
	Name: Martin P. Sutter	/s/ Steve Wiggins
	Title: Managing Director	Name:	Steve Wiggins

ESSEX WOODLANDS HEALTH VENTURES		/s/ James Currie
	FUND VIII-A, L.P.	Name:	James Currie

By:	Essex Woodlands Health Ventures VIII, L.P.,
Its General Partner

/s/ Immanuel Thangaraj
By:	Essex Woodlands Health Ventures VIII, LLC,	Name:	Immanuel Thangaraj
Its General Partner

By:	/s/ Martin P. Sutter
Name: Martin P. Sutter
Title: Managing Director

ESSEX WOODLANDS HEALTH VENTURES
FUND VIII-B, L.P.

By:	Essex Woodlands Health Ventures VIII, L.P.,
Its General Partner

By:	Essex Woodlands Health Ventures VIII, LLC,
Its General Partner

By:	/s/ Martin P. Sutter
Name: Martin P. Sutter
Title: Managing Director